Reserve for Life-Contingent Contract Benefits and Contractholder Funds - Additional Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018		Dec. 31, 2017
Insurance [Line Items]
Premium deficiency reserve	$ 80,628	[1]	$ 222,342
Variable annuities
Insurance [Line Items]
Account balances of separate accounts with guarantees, invested in equity, fixed income and balanced mutual funds	202,200		243,700
Account balances of separate accounts with guarantees, invested in money market mutual funds	$ 21,500		$ 30,600

[1]	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate annuities with life contingencies).